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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report : June 6, 2003
                 (Date of earliest event reported): June 5, 2003


                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      1-11680                  76-0396023
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (832) 676-4538
                           (formerly (832) 676-6152)


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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 5, 2003, GulfTerra Energy Partners, L.P. (formerly El Paso Energy Partners, L.P.), a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated June 5, 2003 (the "Underwriting Agreement"), by and between the Registrant and the Underwriter named therein in connection with the Registrant's public offering of up to 1,150,000 (including an over-allotment option to purchase 150,000 of the Registrant's common units) of the Registrant's common units. This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement of the Registrant on Form S-3 (Reg. No. 333-81772).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)    Exhibits.

                  Each exhibit identified below is filed as part of this report.


Exhibit No.       Description

1.C Underwriting Agreement dated June 5, 2003 by and between GulfTerra Energy Partners, L.P. and Sanders Morris Harris Inc., as Underwriter.

5.A Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A              Consent of PricewaterhouseCoopers LLP.

23.B              Consent of Netherland, Sewell & Associates, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GULFTERRA ENERGY PARTNERS, L.P.,


                                     By: GULFTERRA ENERGY COMPANY, L.L.C.,
                                         its General Partner

         Date:  June 6, 2003              By: /s/ Kathy A. Welch
                                              ---------------------------------
                                                  Kathy A. Welch
                                                  Vice President and Controller
                                                  (Principal Accounting Officer)


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                                  EXHIBIT INDEX

                  Each exhibit identified below is filed as part of this report.

Exhibit No.       Description
-----------       --------------------------------------------------------------
1.C               Underwriting Agreement dated June 5, 2003 by and between
                  GulfTerra Energy Partners, L.P. and Sanders Morris Harris
                  Inc., as Underwriter.

5.A Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A              Consent of PricewaterhouseCoopers LLP.

23.B              Consent of Netherland, Sewell & Associates, Inc.